UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2018 (January 22, 2018)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02.    Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On January 22, 2018, Norfolk Southern issued a Press Release, attached hereto as Exhibit 99.2, announcing that the Board of Directors elected Jennifer F. Scanlon to be a director of the Corporation, effective immediately. The Board of Directors appointed Ms. Scanlon to the Compensation Committee and the Finance and Risk Management Committee.

There was no arrangement or understanding between Ms. Scanlon and any other person pursuant to which she was elected as a director of Norfolk Southern.  There are no transactions between Ms. Scanlon and the Corporation that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (written or otherwise) to which Ms. Scanlon is a party or a participant was entered into or materially amended in connection with her joining the Board of Directors, and Ms. Scanlon did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On January 22, 2018, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, to increase the number of directors from 12 to 13, effective immediately, and to reduce the number from 13 to 12, effective the date of the 2018 annual meeting of shareholders due to the pending retirement of one director pursuant to the Board’s retirement policy for directors.  The amended Bylaws are attached hereto as 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Bylaws of Norfolk Southern Corporation, as amended January 22, 2018.
99.2	Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary

Date: January 22, 2018